SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE－20 SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before condensed consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2025, up through the date the Company issued the audited consolidated financial statements. During the period, the Company did not have any material subsequent events other than those disclosed below.

On March 18, 2026 (the “Completion Date of Professional Services”), the Company issued and allotted 5,625,000 ordinary shares in relation to stock-based compensation which awarded to various Professional Service Providers and the grantees became entitled to receive these shares of the Company’s common stock upon satisfaction of the applicable vesting conditions. The reporting deliverables were issued on the Completion Date of Professional Services where the vesting conditions have been fulfilled and completed on the same date.

On April 6, 2026, the Company effected a share consolidation on a 10 for 1 ratio. The objective of the share consolidation is to enable the Company to regain compliance with Nasdaq Marketplace Rule 5550(a)(2) and maintain its listing on Nasdaq. As a result of the share consolidation, the number of issued and outstanding ordinary shares of the Company was reduced from 24,375,000 to 2,437,503. The disclosure throughout this report does not reflect the share consolidation, unless otherwise noted.